Exhibit 2

JOINT FILING AGREEMENT

Pursuant to Rule 13(d)-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, each of the undersigned acknowledges and agrees that the foregoing statement on Schedule 13D is filed on behalf of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of the undersigned without the necessity of filing additional joint acquisition statements. Each of the undersigned acknowledges that it shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that he or it knows or has reason to believe that such information is inaccurate. This agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

SPC Field Partners LLC

By:	/s/ Jacqueline M. Giammarco
Name: Jacqueline M. Giammarco
Title: Vice President

SPC Field Credit GP Holdings LLC

By: SPC Field Partners LLC, its managing member

By:	/s/ Jacqueline M. Giammarco
Name: Jacqueline M. Giammarco
Title: Vice President

SPC Wilson Point, L.P.

By: Stone Point GP Ltd., its general partner

By:	/s/ Jacqueline M. Giammarco
Name: Jacqueline M. Giammarco
Title: Vice President

Stone Point GP Ltd.

By:	/s/ Jacqueline M. Giammarco
Name: Jacqueline M. Giammarco
Title: Vice President

Overland Point, LLC

By:	/s/ Jacqueline M. Giammarco
Name: Jacqueline M. Giammarco
Title: Assistant Secretary

Overland Point, L.P.

Overland Point GP, LLC, its General Partner

By: Stone Point GP Ltd., its sole member

By:	/s/ Jacqueline M. Giammarco
Name: Jacqueline M. Giammarco
Title:	Vice President

Overland Point GP, LLC

By: Stone Point GP Ltd., its Sole Member

By:	/s/ Jacqueline M. Giammarco
Name: Jaqueline M. Giammarco
Title: Vice President

Stone Point Credit Adviser LLC

By:	/s/ Jacqueline M. Giammarco
Name: Jacqueline M. Giammarco
Title: Chief Compliance Officer

Stone Point Credit Management LLC

By:	/s/ Jacqueline M. Giammarco
Name: Jacqueline M. Giammarco
Title: Chief Compliance Officer

Stone Point Credit LLC

By:	/s/ Jacqueline M. Giammarco
Name: Jacqueline M. Giammarco
Title: Chief Compliance Officer

Stone Point Credit Holdings LLC

By:	/s/ Jacqueline M. Giammarco
Name: Jacqueline M. Giammarco
Title: Chief Compliance Officer

SPC Field Credit Holdings LLC

By:	/s/ Jacqueline M. Giammarco
Name: Jacqueline M. Giammarco
Title: Chief Compliance Officer

Dated: April 7, 2021